Mercury Computer Systems, Inc.

Challenges Drive Innovation

© 2005  Mercury Computer Systems, Inc.
Kaufman Bros. 9th Annual
Investor Conference
September 6, 2006
Jay Bertelli, President, Chief Executive Officer & Chairman
Bob Hult, SVP, Chief Financial Officer
Exhibit 99.1

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Forward-Looking Safe Harbor Statement
This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation
Reform Act of 1995, including those relating to anticipated fiscal 2006 business performance and beyond. You can identify these statements by our use of the words "may," "will," "should," "plans," "expects," "anticipates," "continue,"
"estimate," "project," "intend," and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, general economic and business conditions, including unforeseen weakness in the
Company's markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology, and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, continued funding of defense programs, the timing of such funding, changes in the U.S. Government's interpretation of federal procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays due to performance quality issues with outsourced components, the inability to fully realize the expected benefits from acquisitions or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, and difficulties in retaining key customers. These risks and uncertainties also include such additional risk factors as are discussed in the Company's recent filings with the U.S. Securities and
Exchange Commission, including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2006. The
Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.
Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the
Company provides non-GAAP financial measures adjusted to exclude certain non-cash and other specified charges, which the Company believes are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP financial measures assist in providing a more complete understanding of the Company's underlying operational results and trends, and management uses these measures, along with their corresponding GAAP financial measures, to manage the Company's business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the company’s Fourth Quarter and Fiscal Year 2006 earnings release, which can be found on our website at www.mc.com/mediacenter/pr/.

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Company Overview
•
Leading provider of
embedded computing
solutions for specialized
applications
•
FY06 revenues: $236 million
•
836 employees
•
HQ in Chelmsford, MA
Sales, support, and R&D centers in
U.S., Europe, and Japan
•
Industry focus areas:
Aerospace & Defense
Life Sciences
Semiconductor Equipment
Geosciences
Communications

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Revenue Follows Technology Cycles
Revenue ($M)
$186
$250
$150
$181
$141
$107
$86
$180
$235-245*
$236
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007E
June Fiscal Year End
*Per Company guidance, July 27, 2006 earnings conference call
PowerPC
RACE++
MP-510
Cell BE
Processor
GPU / FPGA Processors
Northstar Ensemble
PowerStream 7000
TGS
Echotek
Momentum SoHard
ARC

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc. 5 Strong New Business Pipeline 24 35 13 9 24 11 4 15 Q105 Q205 Q305 Q405 Q106 Q206 Q306 Q406 Total Design Wins • DBU – 63 • CIV - 53 • ASBU - 21

MERCURY Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Market Growth Drivers
•
Data explosion across multiple markets,
driving need for increased use of 3D
visualization
•
Continued need for real-time processing in
demanding applications
•
Introduction of multi-core processors across
markets to increase performance
IBM Cell BE
•
Trend to embed specialized computers into
products across industries

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Our Unique Competitive Advantages
•
Unique skill set and software for processing
and visualizing data
•
Mercury’s heterogeneous architectures
enable systems to perform optimally in
demanding applications
•
Libraries and tools for multi-core, multi-
processor computing to economically solve
the most challenging compute problems
Helping our Customers to Compete

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Growth Strategy
•
Leverage technology investments across
multiple high-performance computing
applications in diverse markets
•
Develop and acquire application software for
select markets
PACS, Biotechnology, VistaNav™, etc.
•
Deliver more of the overall solution
TGS, Echotek, SoHard, Momentum

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Leveraging Expertise Across End Markets
•
Diversified revenue base
Defense
• Radar
• Sonar
• SIGINT
• Communications
Commercial
• Medical Imaging
• Wafer Inspection
• Mask Generation
• Oil & Gas Exploration
• Semiconductor Design for Manufacturing
• Communications
DEFENSE
COMMERCIAL
•
New market opportunities
Synthetic Vision
Biotechnology
FY06 Revenue Mix

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Mercury, IBM & Cell: A Landmark Agreement
•
5-100x faster than
conventional microprocessors
•
Designed to solve the same
types of problems Mercury has
been solving for many years
•
Mercury is 1
st
non-gaming
company to integrate Cell
•
Applicable across multiple
markets
Cell Broadband Engine is
a trademark of Sony
Computer Entertainment
Inc.

© 2005 Mercury Computer Systems, Inc. Commercial Imaging and Visualization (CIV)

Mercury Computer Systems, Inc.
Challenges Drive Innovation

Diagnostic medical imaging including molecular imaging
Interventional imaging and image-guided procedures
Biotechnology including drug discovery and molecular dynamics
Picture archive and communication systems (PACS)

PHILIPS
GE
SIEMENS
ziehmimaging
Medtronic
When Life Depends on Medical Technology
BrainLAB
Pfizer
FEI COMPANY™
Tools for NANOTECH
ZEISS
Ferrania
Imaging Technologies
DynamicImaging
Schlumberger
Landmark
A Halliburton Company
WesternGeco
TOTAL
Paradigm™
THE GEOSCIENCE KNOWLEDGE COMPANY
bp

© 2005 Mercury Computer Systems, Inc. 12 CIV Customers & Targets (not all-inclusive) Oil and Gas

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Acquire Visualize Archive Distribute
Life Sciences Value Delivery
•
Large data set
volume rendering
•
Workstation
•
Clinical packages
Reconstruct
•
Reconstruction
algorithms
•
GPU acceleration
•
Cell Broadband
Engine technology
acceleration
•
SoHard Gantry
Controllers
•
Echotek RF
receivers
•
SoHard
WebPACS
(2D+3D)
•
MCS Thin
Client/Server
•
SoHard
Failsafe
SW
•
Broad end-to-end medical systems OEM solution portfolio
•
All steps from scanner output to end-user applications
•
Image reconstruction, processing, and visualization
•
Embedded components and integrated solutions

© 2005 Mercury Computer Systems, Inc. Advanced Solutions Business Unit (ASBU)

Mercury Computer Systems, Inc.
Challenges Drive Innovation

RapidIO
IP

KLA Tencor
TOSHIBA
MICRONIC
MOTOROLA
ALCATEL
NOKIA Connecting People
ERICSSON
agere systems
Raytheon

© 2005 Mercury Computer Systems, Inc.

ASBU Customers & Targets (not all-inclusive)
Satellite Data Links and Software Radio
Wireless Infrastructure
Base Stations and Radio Network
Controllers
Silicon IP and Component Solutions
Semiconductor Capital Equipment:
Wafer Inspection, Reticle Inspection,
Mask Generation

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Semiconductor Equipment Growth Drivers
Consumer demand for faster, lower power, lower-cost electronics
Drives the need for higher-performance chip equipment
Hard problems that are getting harder
More complex algorithms, higher data rates
New applications that require massive compute power
Example:  Reticle design rule verification and direct write lithography
Subject to market cyclicality
Processing needs outpace mainstream
computing as data rates and algorithm
complexity increase
Year 1 Year 2 Year 3
Moore’s
Law
Processing
Requirements
12X
4X

© 2005 Mercury Computer Systems, Inc. Defense Business Unit (DBU)

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

Erieye
Wedgetail
ASTOR
U-2
JCM
Global Hawk
ABL
JSTARS
Tornado
Rivet Joint
HALO
JSF
Gripen
F/A-22
F-16
FA-18 SHARP
SH-60
P-3
Predator
GCA-PAR-2000
SQS-56
EMPAR
Commandar
ASR-9
TPS-59(V)3
Jindalee
Sampson
AEGIS
NSSN
Gotland SSK

© 2005 Mercury Computer Systems, Inc.

Defense Business
•
Market focus
Radar
Signals Intelligence
(SIGINT)
Other defense
technologies
•
Technology
leadership
Strong COTS model
Aboard demanding
platforms in air, on land,
under sea
Full life-cycle support
Representative

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

BOEING

Raytheon

argon ST

LOCKHEED MARTIN

NORTHROP GRUMMAN

MITSUBISHI

BAE SYSTEMS

© 2005 Mercury Computer Systems, Inc. 19 Customer Success Enabling our customers to win by providing commercial off-the-shelf technology for new applications

© 2005 Mercury Computer Systems, Inc.

Radar – Leading through Innovation
•
Radar Processing Leadership
Tactical fighters: JSF, F-22, F-16
Airborne surveillance: MP-RTIP
• Global Hawk
• E10-A, JSTARS, AWACS
Shipboard missile defense: Aegis
UAV SAR: Predator LYNX
•
Radar Market Opportunities
Upgrades to existing radars
Land-based/mobile radar
Passive radars
•
Cell Broadband Engine
Aegis (BMD)
JSF (F-35)

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

ECHOTEK™ SERIES

© 2005 Mercury Computer Systems, Inc.

Signals Intelligence (SIGINT)
•
Communications Intelligence (COMINT) and
Electronic (ELINT) Intelligence
•
Fastest growing defense segment
19% 5-Year CAGR
•
Comprehensive product offering
•
Investments for defense communications
RF
Processing Data Conversion

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

19"

© 2005 Mercury Computer Systems, Inc.

Revolutionizing the Industry
Widespread deployment of battlefield visualization and
decision aids previously found only in research
laboratories
Multi-sensor visualization for ALL warfighters on the move
Comprehensive battlefield pictures for all warfighters
Super-smart compression for limited capacity, wide-band data links
Detection and acquisition of previously intractable targets
PowerBlock™ 200
What You Could Only Dream About Before

© 2005 Mercury Computer Systems, Inc. Financial Overview

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Historical Revenue Pattern
Revenue ($M)
$186
$250
$150
$181
$141
$107
$86
$180
$235-245*
$236
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007E
June Fiscal Year End
Revenue Follows Technology Cycles
*Per Company guidance, July 27, 2006 earnings conference call

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Earnings per Share
$1.05
$1.25
$0.29 ~$0.29*
$1.03
$0.47
$0.62
$1.10
$1.33
$0.69
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007E
*Per Company guidance, July 27, 2006 earnings conference call
Note: Non-GAAP EPS shown from 2006 onward

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Focus on Working Capital
Inventory Turns
4.9
6.9
5.4
4.6
8.0
2003 2004 2005 2006 Model
•
Supply chain investment
Competitive advantage
for Mercury and
customers
•
Customer satisfaction
DSO target 45 days
Days Sales Outstanding
45
59
50
51
43
2003 2004 2005 2006 Model

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc. 27 $M $22 $26 $51 $16 $26 $31 $38 $27 $11 $20 $19 $24 $10 $44 2000 2001 2002 2003 2004 2005 2006 Operating Cash Flow Free Cash Flow Cash Generation

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Strong Balance Sheet
Historically strong
balance sheet
Supports open
innovation growth
agenda
* Includes $125 million convertible senior notes offering
*
Quarter ended June 30, 2006
Cash and Equivalents $162
Total Current Assets $200
Total Assets $379
Total Debt $136
Total Liabilities $187
Stockholders’ Equity $192

MERCURY Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Q1 Fiscal Year 2007 Guidance
•
Impact of equity-based compensation costs related to
FAS 123(R) excluded from Non-GAAP
•
Acquisition-related amortization of approximately $1.7 M
excluded from Non-GAAP
Notes:
1)
Figures in millions, except percent and per share data which includes adjustment for contingent convertibles, in accordance with GAAP
2)
Company guidance, July 27, 2006 earnings conference call
Quarter Ending September 30, 2006
Revenues ($M) $50-53
      GAAP  Non-GAAP
Gross Margin 57%
EPS $(0.35)-(0.29) $(0.17)-(0.11)

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Fiscal Year 2007 Guidance
Fiscal Year Ending June 30, 2007
Revenues ($M) $235-245
      GAAP  Non-GAAP
Gross Margin 57%
EPS ~$(0.37) ~$0.29
Notes:
1)
Figures in millions, except percent and per share data which includes adjustment for contingent convertibles, in accordance with GAAP
2)
Company guidance, July 27, 2006 earnings conference call
•
Impact of equity-based compensation costs related to
FAS 123(R) excluded from Non-GAAP
•
Acquisition-related amortization of approximately $6.8M
excluded from Non-GAAP

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Timeless Business Model
Non-GAAP
FY04 FY05 FY06
Guidance
FY07*
Timeless
Business Model
Revenue
100% 100% 100% 100%
100%
Gross Margin
67% 66% 62% 57%
60+%
SG&A
30% 29% 34%
R&D
21% 20% 25%
Income from Operations
17% 17% 3% ~2%
16-18%
*Per Company guidance, July 27, 2006 earnings conference call

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc. 32 www.mc.com NASDAQ: MRCY